UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2022

ACREAGE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-56021

British Columbia, Canada	98-1463868
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

366 MADISON AVENUE NEW YORK, New York, 10017, united states
(Address of principal executive offices, including zip code)

(646) 600-9181
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class E subordinate voting shares	ACRHF	OTC Markets Group Inc.

Class D subordinate voting shares	ACRDF	OTC Markets Group Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 5, 2022, Acreage Holdings, Inc. (the “Company” or “Acreage”) announced that it executed an amendment (the “Amended Arrangement”) to its previously announced asset purchase and services agreement with Chalice Brands Ltd. (the “Buyer”) and pursuant to the Amended Arrangement, completed the sale of the assets of the Company’s four Oregon retail dispensaries branded as Cannabliss & Co. (the “Dispensaries”).

Under the terms of the Amended Agreement, the Buyer has acquired the assets of the Dispensaries for $6,500,000 (“Purchase Price”), consisting of a $250,000 payment previously made at the signing of the original agreement, plus an additional $100,000 in cash at closing, offset by a deduction of $300,000 from the Purchase Price to settle the accounts payable to the Buyer. The remaining amounts owing of $5,850,000 have been satisfied by a 36-month secured promissory note (the “Note”) bearing interest at a rate of 12% per annum. Under the terms of the Note, quarterly interest payments commence on January 1, 2023, principal payments of US$1,000,000 million are due on January 1, 2024 and January 1, 2025, and the remaining principal is due on January 1, 2026.

A copy of the Note and the press release issued by Acreage to announce the closing of the transaction are attached hereto as Exhibits 10.1 and 99.1, respectively. The description of the Note contained in this Item 1.01 is qualified in entirety by the terms of the Note and Exhibit 10.1 is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit
10.1	Secured Promissory Note in the amount of $5,850,000 dated July 1, 2022.

99.1	Press Release of Acreage Holdings, Inc., dated July 5, 2022, announcing the Sale of Retail Chain Cannabliss & Co.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ACREAGE HOLDINGS, INC.

/s/ Steve Goertz
Date: July 7, 2022
Steve Goertz
Chief Financial Officer